SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2007

ETHOS ENVIRONMENTAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30237	88-0467241
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6800 Gateway Park Drive San Diego, CA 92154
(Address of principal executive offices)
619-575-6800
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)
7015 Alamitos Ave.
San Diego, CA 92154

Copy of all Communications to:
Luis Carrillo
SteadyLaw Group, LLP
501 W. Broadway, Suite 800
San Diego, CA 92101
main phone: 619.399.3090
fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On March 9, 2007, we closed a private placement consisting of 50,000 common shares in our company at a price of US$1.00 per share for gross proceeds of $50,000.

We issued the securities to a U.S. Accredited Investor (as this term is defined in Regulation D under the 1933 Act) in a transaction relying on Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement (U.S. Accredited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 13, 2007    Ethos Environmental, Inc.

By:     /s/ Enrique de Vilmorin
Enrique de Vilmorin,
President & CEO